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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 16, 1995
                       DATE OF AMENDMENT: AUGUST 4, 1995




                            COMSTOCK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




           NEVADA                       0-16741                94-1667468
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)



               5005 LBJ FREEWAY, SUITE 1000, DALLAS, TEXAS  75244
                    (Address of principal executive offices)


                                 (214) 701-2000
                          (Registrant's Telephone No.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On July 31, 1995, Comstock Resources, Inc. together with its wholly owned subsidiaries, (the "Company"), closed an acquisition of producing oil and gas properties and natural gas gathering systems located in East Texas and North Louisiana from Sonat Exploration Company, a wholly owned subsidiary of Sonat Inc. ("Sonat") for total consideration of $50.6 million.

        The Company acquired interests in 319 (188 net) oil and gas wells from Sonat for $49.1 million. The Company will operate 245 of the wells acquired. In addition, the Company acquired the managing general partner interest and a 20.31% limited partner interest in Crosstex Pipeline Partners, Ltd. ("Crosstex") as well as certain other gas gathering systems primarily located in Harrison County, Texas from Sonat for $1.5 million. The Company will operate 78 miles of gathering systems owned by Crosstex or acquired directly by the Company.

        Additionally, on July 31, 1995, the Company entered into a $110 million credit facility with two commercial banks to provide a $100 million revolving credit facility and to provide a one year term loan of $10 million. Amounts outstanding under the revolving credit facility bear interest at the agent bank's prime rate plus 1 1/2% and are subject to a borrowing base determined semiannually by the banks. The borrowing base as of July 31, 1995 for the revolving credit facility was $70,000,000 and reduces by $1,060,000 each month beginning September 1, 1995. The revolving credit facility has a final maturity of October 1, 1998. Amounts outstanding under the term loan bear interest at the agent's prime rate plus 4% and are payable in full on July 31, 1996. As of August 4, 1995, the Company had $63,940,000 outstanding under the revolving credit facility and $10 million outstanding under the term loan.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        a.   Financial Statements
             It is impracticable to file the financial statements required by
        Item 7(a). Such financial statements will be filed by amendment to this Report on Form 8-K as soon as practicable.

        b.   Pro Forma Financial Information
             It is impracticable to file the pro forma financial information required by Item 7(b). Such pro forma financial information will be filed by amendment to this Report on Form 8-K as soon as practicable.

        c.   Exhibits
             2(a)       Purchase and Sale Agreement between Comstock Resources,
                        Inc. and Sonat Exploration Company dated May 16, 1995.
             99(a)      Press Release issued May 17, 1995.
             99(b)*     Press Release issued August 1, 1995.
             99(c)*     Credit Agreement dated as of July 31, 1995 between
                        Comstock Resources, Inc., Comstock Oil & Gas, Inc.,
                        Comstock Oil & Gas -- Louisiana, Inc., Comstock
                        Offshore Energy, Inc., the Banks and NBD Bank, as
                        Agent.

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* Filed herewith.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMSTOCK RESOURCES, INC.




Dated: August 4, 1995      By:  /s/ ROLAND O. BURNS
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                                 ROLAND O. BURNS
                                 Senior Vice President, Chief Financial Officer, Secretary, and Treasurer (Principal Financial and Accounting Officer)





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                                 EXHIBIT INDEX



Exhibit Number                         Description
- --------------                         -----------
     2(a)               Purchase and Sale Agreement between
                        Comstock Resources, Inc. and Sonat Exploration
                        Company dated May 16, 1995.

    99(a)               Press Release issued May 17, 1995.

    99(b)*              Press Release issued August 1, 1995.

    99(c)* Credit Agreement dated as of July 31, 1995 between Comstock Resources, Inc., Comstock Oil
                        & Gas, Inc., Comstock Oil & Gas -- Louisiana,
                        Inc., Comstock Offshore Energy, Inc., the
                        Banks and NBD Bank, as Agent.

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* Filed herewith.





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